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                       PREFERRED EMPLOYERS HOLDINGS, INC.

                             1996 STOCK OPTION PLAN


1. Purpose

                  The purpose of this plan (the "Plan") is to secure for PREFERRED EMPLOYERS HOLDINGS, INC. (the "Company") and its stockholders the benefits arising from capital stock ownership by employees, officers and directors (who are also either employees or officers) of the Company and its subsidiary corporations who are expected to contribute to the Company's future growth and success. Those provisions of the Plan which make express reference to
Section 422 of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"), shall apply only to Incentive Stock Options (as that term is defined in the Plan).

2. Type of Options and Administration

                  (a) Types of Options. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors (the "Board") of the Company (or a committee designated by the Board) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code.

                  (b) Administration. The Plan will be administered by the Board or by a committee consisting of two or more directors each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule ("Rule 16b-3") and an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3) promulgated under Section 162(m) of the Code (the "Committee") appointed by the Board of the Company, in each case whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. If the Board determines to create a Committee to administer the Plan, the delegation of powers to the Committee shall be consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3). The Board or Committee may in its sole discretion grant options to purchase shares of the Company's Common Stock, $0.01 par value per share ("Common Stock"), and issue shares upon exercise of such options as provided in the Plan. The Board or Committee shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective option agreements, which need not be identical; and to make all other determinations in the judgment of the Board or Committee necessary or desirable for the administration of the Plan. The Board or Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such


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expediency. No director or person acting pursuant to authority delegated by the
Board shall be liable for any action or determination under the Plan made in good faith.


3. Eligibility

                    Options may be granted to persons who are, at the time of grant, employees, officers or directors (who are also either employees or officers) of the Company or any subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Code, provided, that Incentive Stock Options may only be granted to individuals who are employees of the Company (within the meaning of Section 3401(c) of the Code). A person who has been granted an option may, if he or she is otherwise eligible, be granted additional options if the Board or Committee shall so determine.


4. Stock Subject to Plan

                  The stock subject to options granted under the Plan shall be shares of authorized but unissued or reacquired Common Stock. Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 300,000. If an option granted under the Plan shall expire, terminate or is cancelled for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan.

5. Forms of Option Agreements

                  As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board. Such option agreements may differ among recipients.

6. Purchase Price

                  (a) General. The purchase price per share of stock issuable upon the exercise of an option shall be determined by the Board or the Committee at the time of grant of such option, provided, however, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such stock at the time of grant of such option, or less than 110% of such Fair Market Value in the case of options described in Section 11(b). "Fair Market Value" of a share of Common Stock of the Company as of a specified date for the purposes of the Plan shall mean the closing price of a share of the Common Stock on the principal securities exchange (including The Nasdaq SmallCap Market or The Nasdaq National Market) on which such shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding

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date on which such shares are traded if no shares were traded on such immediately preceding day, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the shares are not publicly traded, Fair Market Value of a share of Common Stock (including, in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) shall be determined in good faith by the Board. In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.

                  (b) Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or by any other means which the Board determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board).

7. Exercise Option Period

                  Subject to earlier termination as provided in the Plan, each option and all rights thereunder shall expire on such date as determined by the Board or the Committee and set forth in the applicable option agreement, provided, that such date shall not be later than ten (10) years after the date on which the option is granted.

8. Exercise of Options

                  Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the option agreement evidencing such option, subject to the provisions of the Plan. Subject to the requirements in the immediately preceding sentence, if an option is not at the time of grant immediately exercisable, the Board may (i) in the agreement evidencing such option, provide for the acceleration of the exercise date or dates of the subject option upon the occurrence of specified events, and/or (ii) at any time prior to the complete termination of an option, accelerate the exercise date or dates of such option.

9. Nontransferability of Options


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                  No option granted under this Plan shall be assignable or
otherwise transferable by the optionee, except by will or by the laws of descent and distribution. An option may be exercised during the lifetime of the optionee only by the optionee. In the event an optionee dies during his employment by the Company or any of its subsidiaries, or during the three (3) month period following the date of termination of such employment, his option shall thereafter be exercisable within a period of one (1) year after the date of death (or within such lesser period specified in the applicable option agreement), by his executors or administrators to the full extent to which such option was exercisable by the optionee at the time of his death during the periods set forth in Section 10 or 11(d).

10. Effect of Termination of Employment or Other Relationship

                  Except as provided in Section 11(d) with respect to Incentive Stock Options and except as otherwise determined by the Board or Committee at the date of grant of an option, and subject to the provisions of the Plan, an optionee may exercise an option at any time within three (3) months following the termination of the optionee's employment or other relationship with the Company or within one (1) year if such termination was due to the death or disability of the optionee but in no event later than the expiration date of the option. If the termination of the optionee's employment is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement, the option shall expire immediately upon such termination. The Board shall have the power to determine what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether an optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs. Any such determinations shall be final and conclusive and binding upon the optionee.

 11. Incentive Stock Options

                  Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

                  (a) Express Designation. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

                  (b) 10% Shareholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:


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                        (i) the purchase price per share of the Common Stock
         subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

                       (ii) the option exercise period shall not exceed five (5) years from the date of grant.

                  (c) Dollar Limitation. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value, as of the respective date or dates of grant, of more than $100,000.

                  (d) Termination of Employment, Death or Disability. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

                        (i) an Incentive Stock Option may be exercised within the period of three (3) months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three (3) month period shall be treated as the exercise of a non-statutory option under the Plan,

                       (ii) if the optionee dies while in the employ of the Company, or within three (3) months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one (1) year after the date of death (or within such lesser period as may be specified in the applicable option agreement), and

                      (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one (1) year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

12. Additional Provisions

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                  (a) Additional Option Provisions. The Board or the Committee
may, in its sole discretion, include additional provisions in option agreements covering options granted under the Plan, including without limitation, restrictions on transfer, repurchase rights, rights of first refusal, commitments to pay cash bonuses or to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board or the Committee, provided, that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

                  (b) Acceleration, Extension, Etc. The Board or the Committee may, in its sole discretion (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised, or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised, provided, however that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 (if applicable to such option).

13. General Restrictions

                  (a) Investment Representations. The Company may require any person to whom an option is granted, as a condition of exercising such option or award, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option or award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock, including any "lock-up" or other restriction on transferability.

                  (b) Compliance With Securities Law. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option or award upon any securities exchange or automated quotation system or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition, is necessary as a condition of, or in connection with the issuance or purchase of shares thereunder, such option or award may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board or the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

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14. Rights as a Stockholder

                  The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option (including, without limitation, any right to vote or to receive dividends or non-cash distributions with respect to such shares) until the effective date of exercise of such option and then only to the extent of the shares of Common Stock so purchased. No adjustment shall be made for dividends or other rights for which the record date is prior to the date of exercise.

15. Adjustment Provisions for Recapitalizations,
    Reorganizations and Related Transactions

                  (a) Recapitalizations and Related Transactions. If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under or otherwise referred to in the Plan, (y) the number and kind of shares or other securities subject to any then-outstanding options under the Plan, and (z) the price for each share subject to any then-outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 15 if such adjustment (A) would cause the Plan to fall to comply with Section 422 of the Code or with Rule 16b-3 (if applicable to such option), or (B) would be considered as the adoption of a new plan requiring stockholder approval.

                  (b) Reorganization, Merger and Related Transactions. All outstanding options under the Plan shall become fully exercisable for a period of sixty (60) days following the occurrence of any Trigger Event (as defined below), whether or not such options are then exercisable under the provisions of the applicable agreements relating thereto. For purposes of the Plan, a "Trigger Event" is any one of the following events:

                        (i) the date on which shares of Common Stock are first purchased pursuant to a tender offer or exchange offer (other than such an offer by the Company, any subsidiary of the Company, any employee benefit plan of the Company or of any subsidiary of the Company or any entity holding shares or other securities of the Company for or pursuant to the terms of such plan), whether or not such offer is approved or opposed by the Company and regardless of the number of shares purchased pursuant to such offer;

                       (ii) the date the Company acquires knowledge that any person or group deemed a person under Section 13(d)-3 of the Exchange Act (other than the Company,

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         any subsidiary of the Company, any employee benefit plan of the Company or of any subsidiary of the Company or any entity holding shares of Common Stock or other securities of the Company for or pursuant to the terms of any such plan or any individual or entity or group or affiliate thereof which acquired its beneficial ownership interest prior to the date the Plan was adopted by the Board), in a transaction or series of transactions, has become the beneficial owner, directly or indirectly (with beneficial ownership determined as provided in Rule 13d-3, or any successor rule, under the Exchange Act), of securities of the Company entitling the person or group to 30% or more of all votes (without consideration of the rights of any class or stock to elect directors by a separate class vote) to which all stockholders of the Company would be entitled in the election of the Board were an election held on such date;

                      (iii) the date, during any period of two (2) consecutive years, when individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the stockholders of the Company, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period; and

                       (iv) the date of approval by the stockholders of the Company of an agreement (a "reorganization agreement") providing for:

                           (A) The merger or consolidation of the Company with
                  another corporation (x) where the stockholders of the Company, immediately prior to the merger or consolidation, do not beneficially own, immediately after the merger or consolidation, shares of the corporation issuing cash or securities in the merger or consolidation entitling such stockholders to 80% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of such corporation would be entitled in the election of directors, or (y) where the members of the Board of the Company, immediately prior to the merger or consolidation, do not, immediately after the merger or consolidation, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the merger or consolidation, or

                           (B) The sale or other disposition of all or
                  substantially all the assets of the Company.

                  (c) Board Authority to Make Adjustments. Any adjustments under this Section 15 will be made by the Board or the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

16. Merger, Consolidation, Asset Sale, Liquidation, etc

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                  (a) General. In the event of any sale, merger, transfer or acquisition of the Company or substantially all of the assets of the Company in which the Company is not the surviving corporation, provided that after the merger, transfer or acquisition the Company shall have requested the acquiring or succeeding corporation (or an affiliate thereof) that equivalent options shall be substituted and such successor corporation shall have refused or failed to assume all options outstanding under the Plan or issue substantially equivalent options, then any or all outstanding options under the Plan shall accelerate and become exercisable in full immediately prior to such event. The Board or Committee will notify holders of options under the Plan that any such options shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the options will terminate upon expiration of such notice.

                  (b) Substitute Options. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board considers appropriate in the circumstances.

17. No Special Employment Rights

                  Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

18. Other Employee Benefits

                  Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board.

19. Amendment, Modification or Termination of the Plan

                  (a) The Board may at any time modify, amend or terminate the Plan provided, however, that if at any time the approval of the stockholders of the Company is required under Section 422 of the Code or any successor provision with respect to Incentive Stock

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Options, or under Rule 16b-3, the Board may not effect such modification or amendment without such approval.

                  (b) The modification, amendment or termination of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board or the Committee may amend or modify outstanding option agreements in a manner not inconsistent with the Plan. The Board shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and (ii) the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

20. Withholding

                  (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option, or (ii) by delivering to the Company shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

                  (b) The acceptance of shares of Common Stock upon exercise of an Incentive Stock Option shall constitute an agreement by the optionee (i) to notify the Company if any or all of such shares are disposed of by the optionee within two (2) years from the date the option was granted or within one (1) year from the date the shares were issued to the optionee pursuant to the exercise of the option, and (ii) if required by law, to remit to the Company, at the time of and in the case of any such disposition, an amount sufficient to satisfy the Company's federal, state and local withholding tax obligations with respect to such disposition, whether or not, as to both (i) and (ii), the optionee is in the employ of the Company at the time of such disposition.


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21. Cancellation and New Grant of Options, Etc.

                  The Board or the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees
(i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options, or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

22. Effective Date and Duration of the Plan

                  (a) Effective Date. The Plan shall become effective when adopted by the Board, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board and amendments requiring stockholder approval (as provided in Section 19) shall become effective when adopted by the Board, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve (12) months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

                  (b) Termination. Unless sooner terminated by the Board, the Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board. After termination of the Plan, no further options may be granted under the Plan; provided however, that such termination will not affect any options granted prior to termination of the Plan.

23. Provision for Foreign Participants

                  The Board may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize

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differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

24. Governing Law

                  The provisions of this Plan shall be governed and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws.











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                       PREFERRED EMPLOYERS HOLDINGS, INC.

                         FORM OF STOCK OPTION AGREEMENT


                  STOCK OPTION AGREEMENT (the "Agreement"), dated as of January ___, 1997, between PREFERRED EMPLOYERS HOLDINGS, INC., a Delaware corporation (the "Company"), having an address at 10800 Biscayne Boulevard, Penthouse,
Miami, Florida 33161 and [        ], having an address at
___________________________________ (the "Grantee").

                  In accordance with the Preferred Employers Holdings, Inc. 1996 Stock Option Plan (the "Plan"), the Company hereby grants to the Grantee an incentive stock option (the "Option") to purchase all or any part of an
aggregate of [                    ] shares of the Company's common shares,
$.01 par value per share (the "Shares").

                  To evidence the Option and to set forth its terms, the Company and the Grantee agree as follows:

                  1. Confirmation of Grant. The Company hereby evidences and confirms its grant of the Option to the Grantee on the date of this Agreement.

                  2. Number of Shares. This Option shall be for an aggregate of
[       ] Shares.

                  3. Exercise Price. The exercise price shall be [$       ]
per share for a total of [$            ].

                  4. Medium and Time of Payment. The exercise price of the Option shall be paid in cash or by check payable to the order of the Company at the time of exercise. In addition, the Company shall accept full or partial payment in Shares having a fair market value on the date of exercise equal to the portion of the exercise price being so paid.

                  Payment in full shall be required before the issuance of any Shares pursuant to this Option. In addition, before or concurrently with delivery to the Grantee of a Certificate representing such Shares, the Grantee shall pay any amount necessary to satisfy applicable federal, state, or local tax requirements.

                  5. Term and Exercise of the Option. The Option shall expire five years from the date of this Agreement and may be exercised at the times and for the number of Shares as follows:

                          (a) on or after the date hereof, up to ___% (ignoring
                  fractional shares) of the total number of Shares subject to this Option;

                          (b) on or after the date which is one year after the
                  date hereof, up to ___% (ignoring fractional Shares) of the total number of Shares subject to this Option;

                          (c) on or after the date which is two years after the
                  date hereof, up to ___% (ignoring fractional Shares) of the total number of Shares subject to this Option; and

                          (d) on or after the date which is three years after
                  the date of the grant, the remaining Shares subject to this Option.

                  This Option may be exercised only by written notice to the Company indicating the number of Shares which are being purchased. Such notice must be signed by the Grantee and be accompanied by full payment of the exercise price.

                  6. Nontransferability. The Option may be transferred only by will or the laws of descent and distribution, and the Option may be exercised during the Grantee's lifetime only by the Grantee or by the Grantee's legal representative.

                  7. Rights in the Event of the Grantee's Disability. If the Grantee's employment with the Company or any parent or subsidiary corporation (within the meaning of Section 424(e) and (f) of the Internal Revenue Code of 1986, as amended (the "Code"), ("Affiliates")) is terminated on account of permanent and total disability (as defined in Code Section 22(e)(3)), the Grantee or the Grantee's legal representative (or the Grantee's estate if the Grantee dies after termination of employment) may exercise the Option, to the extent exercisable on the date of the Grantee's termination of employment, at any time within one year after termination of employment but in no event after the expiration of the term of the Option. The Grantee's "estate" means the Grantee's legal representative or any person who acquires the right to exercise the Option by reason of the Grantee's death.

                  8. Rights in the Event of the Grantee's Death. If the Grantee dies while an employee of the Company or any Affiliate (or within three months after the Grantee ceases to be such an employee) but while he still has the right to exercise this Option, his estate may exercise the Option, to the extent exercisable at the date of the Grantee's death, any time within one year after the Grantee's death, but in no event after the expiration of the term of the Option.

                  9. Rights in the Event of Termination of Employment. If Grantee's employment with the Company or any Affiliate is terminated involuntarily for "Cause" the Grantee's Option shall expire as of the date of termination of employment. "Cause" under this Agreement shall mean (i) material misconduct by the Grantee, (ii) any act by the Grantee that is materially adverse to the Company or any Affiliate, or (iii) breach by the Grantee of any employment or confidentiality or nondisclosure agreement with the Company or any Affiliate. "Cause" also shall have the meaning given to that term, or any similar term, under any employment agreement with the Company or any Affiliate. If the Grantee's employment is terminated for any reason other than death, disability, or as described in the preceding sentences of this Section, the Grantee (or the Grantee's estate, if the Grantee dies after the termination) may exercise the Option, to the extent exercisable before the termination, within three months after the termination, but in no event after the expiration of the term of the Option.

                  10. Adjustment in the Shares. If the Shares, as presently constituted, shall be changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares, or otherwise) or if the number of Shares shall be increased through the payment of a share dividend, the Grantee shall receive upon exercise of the Option the number and kind of shares or other securities into which each outstanding Share shall be so changed, or for which each such Share shall be exchanged, or to which each such Share shall be entitled, as the case may be. The exercise price and other terms of the Option shall be appropriately amended to reflect the foregoing events. If there shall be any other change in the number or kind of the outstanding Shares, or of any shares or other securities into which the Shares shall have been changed, or for which the Shares shall have been exchanged, then, if the Board of Directors shall, in its sole discretion, determine that such change equitably requires an adjustment in the Option, such adjustment shall be made in accordance with that determination. Notice of any adjustment shall be given by the Company to the Grantee.

                  11. Effect of Termination or Amendment of Plan. No suspension, termination, modification, or amendment of the Plan may, without the express written consent of the Grantee, adversely affect the rights of the Grantee under this Option.

                  12. No Limitation on Rights of the Company. The grant of this Option shall not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

                  13. Rights as a Shareholder. The Grantee shall have the rights of a shareholder with respect to the Shares covered by the Option only upon becoming the holder of record of those Shares.

                  14. Compliance with Applicable Law. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates for Shares pursuant to the exercise of the Option, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any exchange upon which Shares are traded. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement. The Board of Directors may require, as a condition of the issuance and delivery of such certificates and in order to ensure compliance with such laws, regulations, and requirements, that the Grantee make such covenants, agreements, and representations as the Board of Directors, in its sole discretion, considers necessary or desirable.

                  15. No Obligation to Exercise Option. The granting of the Option shall impose no obligation upon the Grantee to exercise the Option.

                  16. Agreement Not a Contract of Employment. This Agreement is not a contract of employment, and the terms of employment of the Grantee or the relationship of the Grantee with the Company or any Affiliate shall not be affected in any way by this Agreement except as specifically provided herein. The execution of this Agreement shall not be construed as conferring any legal rights upon the Grantee for a continuation of employment or relationship with the Company or any Affiliate, nor shall it interfere with the right of the Company or any subsidiary thereof to discharge the Grantee and to treat him without regard to the effect which that treatment might have upon him as a Grantee.

                  17. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified, registered, or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or, if mailed, four days after the date of deposit in the United States mails, to each party at its address set forth above or to such other address as may be designated in a notice given in accordance with this Section.

                  18. Governing Law. Except to the extent preempted by Federal law, this Agreement shall be construed and enforced in accordance with, and governed by, Delaware law.

                  19. Receipt of Plan. Grantee acknowledges receipt of a copy of the Plan, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all the terms and provisions of this Option and of the Plan. Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors of the Company or the Committee, as defined in the Plan, upon any questions rising under the Plan.


                  IN WITNESS WHEREOF, the Company and the Grantee have duly executed this Agreement as of the date first written above.

                                         PREFERRED EMPLOYERS
                                           HOLDINGS, INC.


__________________________               By:___________________________
Witness                                      Its:


__________________________               ______________________________
Witness                                     [GRANTEE]

                       PREFERRED EMPLOYERS HOLDINGS, INC.

                         FORM OF STOCK OPTION AGREEMENT


                  STOCK OPTION AGREEMENT (the "Agreement"), dated as of [ ] 1996, between PREFERRED EMPLOYERS HOLDINGS, INC., a Delaware corporation (the "Company"), having an address at 10800 Biscayne Boulevard, Penthouse, Miami,
Florida 33161 and [                            ], having an address
at ___________________________________ (the "Grantee").

                  In accordance with the Preferred Employers Holdings, Inc. 1996 Stock Option Plan (the "Plan"), the Company hereby grants to the Grantee a nonqualified stock option (the "Option") to purchase all or any part of an aggregate of [ ] shares of the Company's common shares, $.01 par value per share (the "Shares"). This Option is a nonqualified Stock Option which is not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                  To evidence the Option and to set forth its terms, the Company and the Grantee agree as follows:

                  1. Confirmation of Grant. The Company hereby evidences and confirms its grant of the Option to the Grantee on the date of this Agreement.

                  2. Number of Shares. This Option shall be for an aggregate of
[        ]  Shares.

                  3. Exercise Price. The exercise price shall be [$         ]
per share for a total of [$          ].

                  4. Medium and Time of Payment. The exercise price of the Option shall be paid in cash or by check payable to the order of the Company at the time of exercise. In addition, the Company shall accept full or partial payment in Shares having a fair market value on the date of exercise equal to the portion of the exercise price being so paid.

                  Payment in full shall be required before the issuance of any Shares pursuant to this Option. In addition, before or concurrently with delivery to the Grantee of a Certificate representing such Shares, the Grantee shall pay any amount necessary to satisfy applicable federal, state, or local tax requirements.

                  5. Term and Exercise of the Option. The Option shall expire five years from the date of this Agreement and may be exercised at the times and for the number of Shares as follows:

                           (a) on or after the date which is one year after the
                  date hereof, up to __% (ignoring fractional Shares) of the total number of Shares subject to this Option;

                           (b) on or after the date which is two years after the
                  date hereof, up to __% (ignoring fractional Shares) of the total number of Shares subject to this Option;

                           (c) on or after the date which is three years after
                  the date hereof, up to __% (ignoring fractional Shares) of the total number of Shares subject to this Option;

                           (d) on or after the date which is four years after
                  the date hereof, up to __% (ignoring fractional Shares) of the total number of Shares subject to the this Option; and

                           (e) on or after the date which is five years form the
                  date of the grant, the remaining Shares subject to this Option.

                  This Option may be exercised only by written notice to the Company indicating the number of Shares which are being purchased. Such notice must be signed by the Grantee and be accompanied by full payment of the exercise price.

                  6. Nontransferability. The Option may be transferred only by will or the laws of descent and distribution, and the Option may be exercised during the Grantee's lifetime only by the Grantee or by the Grantee's legal representative.

                  7. Rights in the Event of the Grantee's Disability. If the Grantee's employment with the Company or any parent or subsidiary corporation (within the meaning of Section 424(e) and (f) of the Internal Revenue Code of 1986, as amended (the "Code"), ("Affiliates")) is terminated on account of permanent and total disability (as defined in Code Section 22(e)(3)), the Grantee or the Grantee's legal representative (or the Grantee's estate if the Grantee dies after termination of employment) may exercise the Option, to the extent exercisable on the date of the Grantee's termination of employment, at any time within one year after termination of employment but in no event after the expiration of the term of the Option. The Grantee's "estate" means the Grantee's legal representative or any person who acquires the right to exercise the Option by reason of the Grantee's death.

                  8. Rights in the Event of the Grantee's Death. If the Grantee dies while an employee of the Company or any Affiliate but while he still has the right to exercise this Option, his estate may exercise the Option, to the extent exercisable at the date of the Grantee's death, any time within one year after the Grantee's death, but in no event after the expiration of the term of the Option.

                  9. Rights in the Event of Termination of Employment. If Grantee's employment with the Company or any Affiliate is terminated involuntarily for "Cause" the Grantee's Option shall expire as of the date of termination of employment. "Cause" under this

Agreement shall mean (i) material misconduct by the Grantee, (ii) any act by the Grantee that is materially adverse to the Company or any Affiliate, or (iii) breach by the Grantee of any employment or confidentiality or non-disclosure agreement with the Company or any Affiliate. "Cause" also shall have the meaning given to that term, or any similar term, under any employment agreement with the Company or any Affiliate. If the Grantee's employment is terminated for any reason other than death, disability, or as described in the preceding sentences of this Section, the Grantee (or the Grantee's estate, if the Grantee dies after the termination) may exercise the Option, to the extent exercisable before the termination, within three months after the termination, but in no event after the expiration of the term of the Option.

                  10. Adjustment in the Shares. If the Shares, as presently constituted, shall be changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares, or otherwise) or if the number of Shares shall be increased through the payment of a share dividend, the Grantee shall receive upon exercise of the Option the number and kind of shares or other securities into which each outstanding Share shall be so changed, or for which each such Share shall be exchanged, or to which each such Share shall be entitled, as the case may be. The exercise price and other terms of the Option shall be appropriately amended to reflect the foregoing events. If there shall be any other change in the number or kind of the outstanding Shares, or of any shares or other securities into which the Shares shall have been changed, or for which the Shares shall have been exchanged, then, if the Board of Directors shall, in its sole discretion, determine that such change equitably requires an adjustment in the Option, such adjustment shall be made in accordance with that determination. Notice of any adjustment shall be given by the Company to the Grantee.

                  11. Effect of Termination or Amendment of Plan. No suspension, termination, modification, or amendment of the Plan may, without the express written consent of the Grantee, adversely affect the rights of the Grantee under this Option.

                  12. No Limitation on Rights of the Company. The grant of this Option shall not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

                  13. Rights as a Shareholder. The Grantee shall have the rights of a shareholder with respect to the Shares covered by the Option only upon becoming the holder of record of those Shares.

                  14. Compliance with Applicable Law. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates for Shares pursuant to the exercise of the Option, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any exchange upon which Shares are traded. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement. The Board of Directors may require, as a condition of the issuance and delivery of such certificates and in order to ensure compliance with such laws, regulations, and requirements, that the Grantee make such covenants, agreements, and representations as the Board of Directors, in its sole discretion, considers necessary or desirable.

                  15. No Obligation to Exercise Option. The granting of the Option shall impose no obligation upon the Grantee to exercise the Option.

                  16. Agreement Not a Contract of Employment. This Agreement is not a contract of employment, and the terms of employment of the Grantee or the relationship of the Grantee with the Company or any Affiliate shall not be affected in any way by this Agreement except as specifically provided herein. The execution of this Agreement shall not be construed as conferring any legal rights upon the Grantee for a continuation of employment or relationship with the Company or any Affiliate, nor shall it interfere with the right of the Company or any subsidiary thereof to discharge the Grantee and to treat him without regard to the effect which that treatment might have upon him as a Grantee.

                  17. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified, registered, or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or, if mailed, four days after the date of deposit in the United States mails, to each party at its address set forth above or to such other address as may be designated in a notice given in accordance with this Section.

                  18. Governing Law. Except to the extent preempted by Federal law, this Agreement shall be construed and enforced in accordance with, and governed by, Delaware law.

                  19. Receipt of Plan. Grantee acknowledges receipt of a copy of the Plan, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all the terms and provisions of this Option and of the Plan. Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors of the Company or the Committee, as defined in the Plan, upon any questions rising under the Plan.

                  IN WITNESS WHEREOF, the Company and the Grantee have duly executed this Agreement as of the date first written above.

                                             PREFERRED EMPLOYERS
                                               HOLDINGS, INC.


__________________________                   By:___________________________
Witness                                          Its:


__________________________                   ______________________________
Witness                                        [GRANTEE]